SECOND ADDENDUM TO BACK OFFICE AGREEMENT

This Second Addendum to **Back Office / Service Provider Agreement dated 1st April 2016.** ("**Second Addendum**") is made effective as of the 1st November 2019 between **Golden Matrix Group Inc.** (GMGI) of Suite D, 3651 Lindell Road, Las Vegas, NV, 89103 USA and **Articulate Pty Ltd.** (Client) of Suite 302, 2 Grosvenor Street Bondi Junction NSW 2022 Australia ("the Parties")

RECITALS:

A. The Parties entered into a "**Back Office / Service Provider Agreement**", dated 1st April 2016 (the "**Back Office Agreement**").

B. In Terms of the **Back Office Agreement** Articulate provides Services '*accounting, customer support, technology, programming and design services*'

C. The Parties entered into an addendum to "**Back Office / Service Provider Agreement**", dated 1st December 2017 (the "**Addendum to Back Office Agreement**").

D. The Parties entered into an "**Amendment to Back Office Agreement**", dated 1st December 2018.

E. The Parties entered into a "**Second Amendment to Back Office Agreement**", dated 1st August 2019.

F. This **Second Addendum to Back Office Agreement,** is to clarify the 'Duration' of the "**Back Office / Service Provider Agreement**", dated 1st April 2016

G. The 'Duration' stated in Clause 5 of the "**Back Office / Service Provider Agreement**", dated 1st April 2016 read as follows:

   "This Agreement shall be binding on the Parties as from the Commencement Date and shall remain in full force, or until a period of 12 (Twelve) months has lapsed after delivery of a written notice buy either Party to the other, terminating this agreement."

H. The Parties have discussed this matter and agreed that in order to clarify the Duration, this paragraph 5, will be changed to read:

   "This Agreement shall be binding on the Parties as from the Commencement Date and shall remain in full force, until a period of 12 (Twelve) months has lapsed, and shall then automatically renew for subsequent 30 day periods, unless either party gives 30 days written notice written notice to the other"

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein it is agreed to adopt changes as per above:

Golden Matrix Group Inc.

By: ____________________

Chief Financial Officer: Weiting Feng

Articulate Pty Ltd

By: ____________________

Director: Anthony B Goodman